SUPPLEMENTAL OPERATING AND
FINANCIAL DATA

FOR THE QUARTER ENDED
September 30, 2009

Rendering of recently completed Medical Pavilion at Howard County -
delivered under a design-build fee contract

All amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell Spencer Inc.  Any offer to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of a prospectus approved for that purpose.

Company Overview

Cogdell Spencer Inc. (the “Company”) is a fully-integrated, self-administered, and self-managed real estate investment trust (“REIT”) that invests in specialty office buildings for the medical profession, including medical offices and ambulatory surgery and diagnostic centers.  The Company focuses on the ownership, delivery, acquisition, and management of strategically located medical office buildings and other healthcare related facilities in the United States of America.  The Company has been built around understanding and addressing the specialized real estate needs of the healthcare industry.

In March 2008, the Company acquired Marshall Erdman & Associates, Inc., combining the capital and management services of Cogdell Spencer Advisors, creating Cogdell Spencer ERDMAN, an operating unit of Cogdell Spencer Inc.  The Company, a fully integrated healthcare facilities company, provides services from strategic planning to long-term property ownership and management.  Integrated delivery service offerings include strategic planning, design, construction, development and project management services for properties owned by the Company and for third parties.

The Company is building a national portfolio of healthcare properties primarily located on hospital campuses.  Since the Company’s initial public offering in 2005, the Company has acquired properties in five new states and multiple new markets.  During the year ended December 31, 2008, the Company acquired two off-market acquisitions that were a result of strong relationships with existing clients. Client relationships and advanced planning services also give the Company the ability to be included in the initial project discussions that can lead to ownership and investment in healthcare properties.

The Company’s capital projects team completed Alamance Regional Mebane Outpatient Center in 2008 and completed the Cancer Center expansion in the third quarter 2009.  The Company has begun construction on four other capital projects between December 2008 and September 2009 with a total estimated investment of approximately $81.1 million.

Since its founding in 1951, the Company has designed, engineered, or built over 5,000 healthcare facilities, which support more than 50,000 physicians.  Cogdell Spencer ERDMAN was ranked as the number one healthcare design-build firm for 2007 and 2008 by Modern Healthcare’s Annual Construction and Design Survey.

The Company’s property management team, has a proactive, customer-focused service approach that leads to faster response times and greater resources to serve tenants.  The Company’s management believes that a strong internal property management capability is a vital component of the Company’s business, both for the properties that the Company owns and for those that the Company manages.

As of September 30, 2009, the Company owned or managed healthcare properties located in 12 states and had regional offices located throughout the country to support property management and design-build services.  The majority of the Company’s wholly-owned properties are located on hospital campuses.

Cogdell Spencer Inc.
Investor Information

Board of Directors		Senior Management
James W. Cogdell	Frank C. Spencer	James W. Cogdell	Frank C. Spencer
Chairman	President and CEO	Chairman	President and CEO

John R. Georgius	Richard B. Jennings	Charles M. Handy	Scott A. Ransom
		Chief Financial Officer	President - Erdman
Christopher E. Lee	David J. Lubar

Richard C. Neugent	Scott A. Ransom

Randolph D. Smoak, M.D.

Equity Research Coverage

BMO Capital Markets		Raymond James & Associates
Richard Anderson - 212.885.4180		Paul Puryear - 727.567.2253

Janney Montgomery Scott		SmithBarney Citigroup
Daniel P. Donlan - 215.665.6476		Michael Bileman - 212.816.1383

KeyBanc Capital Markets
Karin Ford - 917.368.2293

Company Information
Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations
4401 Barclay Downs Drive	CSA	Continental Stock	Dana A. Crothers
Suite 300		Transfer & Trust Company	Marketing Director
Charlotte, NC 28209	Stock Exchange Listing		704.940.2904
Te: 704.940.2900	New York Stock Exchange
Fax: 704.940.2957
www.cogdellspencer.com

This supplemental operating and financial data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: our business strategy; our ability to comply with financial covenants in our debt instruments; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; our ability to renew our ground leases; changes in the reimbursement available to our tenants by government or private payors; our tenants' ability to make rent payments; defaults by tenants; Erdman’s customers’ access to financing; delays in project starts and cancellations by Erdman’s customers; the timing of capital expenditures by healthcare systems and providers; market trends; and projected capital expenditures. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company’s Form 10-K for the year ended December 31, 2008. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cogdell Spencer Inc

Financial and Operating Highlights
(in thousands, except per share amounts, years, ratios and portfolio statistics)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Selected Operating Data
Rental income	$19,722	$19,309	$58,559	$56,672
Straight line rent	172	160	407	422
Fair value lease revenues (1)	155	162	410	528
Rental revenue	20,049	19,631	59,376	57,622
Property management and other fees	816	852	2,530	2,524
Revenue from property operations	$20,865	$20,483	$61,906	$60,146
Costs related to property operations	$8,163	$8,370	$23,975	$23,403
Property operations gross margin	61%	59%	61%	61%

Design-Build and development revenue	$30,537	$73,536	$116,665	$175,621
Costs related to design-build contracts and development	$21,166	$59,578	$92,573	$146,907
Design-Build and development gross margin	31%	19%	21%	16%

EBITDA (2)	$14,354	$18,692	$41,264	$45,761
Interest expense	$5,072	$6,743	$16,691	$18,695

Net income (loss) attributable to Cogdell
Spencer Inc., excluding impairment charge
and debt extinguishment charge, net of tax	$1,248	$(1,086)	$(197)	$(4,731)
Per share and unit - basic and diluted	$0.02	$(0.04)	$(0.01)	$(0.20)

Funds from Operations ("FFO") (3), excluding
impairment charge and debt extinguishment
charge, net of tax	$8,475	$5,769	$20,584	$15,685
Per share and unit - basic and diluted	$0.17	$0.23	$0.55	$0.68

Funds from Operations Modified ("FFOM") (3),
excluding impairment charge and debt
extinguishment charge, net of tax	$8,834	$8,159	$23,319	$21,280
Per share and unit - basic and diluted	$0.18	$0.33	$0.62	$0.92

Dividends and distributions declared per share and unit	$0.10	$0.35	$0.425	$1.05

	As of Sept. 30, 2009		As of Sept. 30, 2009
Selected Balance Sheet Data		Capitalization
Cash and cash equivalents	$25,773	Common shares outstanding	42,547
Book value of real estate assets before depreciation	$591,364	Units outstanding	7,523
Total assets	$762,503	Total common shares and units outstanding	50,070
Total liabilities	$519,279	Share price at end of period	$4.80
Noncontrolling interests and equity	$243,224	Equity value at end of period (4)	$240,336
		Debt	$396,961
		Total market capitalization	$637,297

Debt		Portfolio Statistics - In-service, Consolidated Properties
Weighted average interest rate	5.4%	Number of properties	62
Weighted average remaining maturity (years)	3.4	Total square footage	3,344,173
Debt / total assets	52%	Occupancy	90.6%

(1) Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective lease from the date of the acquisition.
(2) For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net income (loss), see page 9.
(3) For a definition and discussion and a quantitative reconciliation of the differences between FFO, FFOM, and net income (loss), see page 8.
(4) Assuming conversion of 100% of the operating partnership units into shares of common stock.

Cogdell Spencer Inc

Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	Sept. 30, 2009	June 30, 2009	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008
Assets
Real estate properties:
Operating real estate properties	$539,104	$535,291	$533,363	$531,932	$529,495
Less: Accumulated depreciation	(87,733)	(81,612)	(75,447)	(69,285)	(63,154)
Total operating real estate properties, net	451,371	453,679	457,916	462,647	466,341
Construction in process	52,260	36,419	21,881	15,314	10,672
Total operating real estate properties, net	503,631	490,098	479,797	477,961	477,013
Cash and cash equivalents	25,773	13,408	12,400	34,668	10,637
Restricted cash	13,188	13,082	12,686	12,964	18,388
Tenant and accounts receivable, net	17,910	30,318	34,701	43,523	42,924
Goodwill	108,683	108,683	108,683	180,435	181,795
Trade names and trademarks	41,240	41,240	41,240	75,969	75,986
Intangible assets, net	22,837	24,542	27,144	45,363	50,642
Other assets	29,241	29,597	31,484	29,207	27,689
Total assets	$762,503	$750,968	$748,135	$900,090	$885,074

Liabilities and Equity
Mortgage notes payable	$266,961	$255,622	$243,030	$240,736	$234,497
Revolving credit facility	80,000	80,000	112,000	124,500	90,000
Term Loan	50,000	50,000	100,000	100,000	100,000
Accounts payable	18,714	17,504	17,978	22,090	23,185
Billings in excess of costs and estimated earnings on uncompleted contracts	23,216	21,556	19,123	17,025	27,616
Deferred income taxes	14,635	13,706	14,510	34,176	40,302
Payable to prior Erdman shareholders	18,002	18,002	18,002	18,002	24,003
Other liabilities	47,751	46,069	48,481	60,567	47,751
Total liabilities	519,279	502,459	573,124	617,096	587,354
Commitments and contingencies
Equity:
Cogdell Spencer Inc. stockholders' equity:
Preferred stock	-	-	-	-	-
Common stock	425	425	195	177	176
Additional paid-in capital	369,539	369,483	292,971	275,380	273,635
Accumulated other comprehensive loss	(3,160)	(2,221)	(5,806)	(5,106)	(12)
Accumulated deficit	(161,604)	(158,598)	(152,042)	(77,438)	(72,416)
Total Cogdell Spencer Inc. stockholders' equity	205,200	209,089	135,318	193,013	201,383
Noncontrolling interests:
Real estate partnerships	4,857	5,442	4,658	4,657	6,176
Operating partnership	33,167	33,978	35,035	85,324	90,161
Total noncontrolling interests	38,024	39,420	39,693	89,981	96,337
Total equity	243,224	248,509	175,011	282,994	297,720
Total liabilities and equity	$762,503	$750,968	$748,135	$900,090	$885,074

Cogdell Spencer Inc

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	Sept. 30, 2009	June 30, 2009	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008
Revenues:
Rental revenue	$20,049	$19,662	$19,665	$20,177	$19,631
Design-Build contract revenue and other sales	30,298	36,712	46,390	78,726	72,914
Property management and other fees	816	863	850	935	852
Development management and other income	239	227	2,799	134	622
Total revenues	51,402	57,464	69,704	99,972	94,019

Expenses:
Property operating and management	8,163	7,884	7,927	7,972	8,370
Design-Build contracts and development management	21,166	31,242	40,165	67,112	59,578
Selling, general, and administrative	7,876	6,675	6,667	9,819	7,599
Depreciation and amortization	8,047	8,978	10,111	11,741	11,871
Impairment charges	-	-	120,920	-	-
Total expenses	45,252	54,779	185,790	96,644	87,418
Income (loss) from operations before other income (expense)	6,150	2,685	(116,086)	3,328	6,601

Other income (expense):
Interest and other income	161	139	155	239	210
Interest expense	(5,072)	(5,594)	(6,025)	(6,463)	(6,743)
Debt extinguishment and interest rate derivative expense	(10)	(2,490)	-	-	-
Equity in earnings of unconsolidated partnerships	(4)	2	6	4	10
Total other income (expense)	(4,925)	(7,943)	(5,864)	(6,220)	(6,523)
Income (loss) from operations before income
tax (expense) benefit	1,225	(5,258)	(121,950)	(2,892)	78
Income tax (expense) benefit	231	2,208	19,626	1,387	(883)
Net income (loss)	1,456	(3,050)	(102,324)	(1,505)	(805)
Net loss (income) attributable to the noncontrolling interest in:
Real estate partnerships	(17)	(48)	(92)	(105)	(920)
Operating partnership	(191)	783	32,198	568	639
Net income (loss) attributable to Cogdell Spencer Inc.	$1,248	$(2,315)	$(70,218)	$(1,042)	$(1,086)

Per share data - basic and diluted:
Net income (loss) per share attributable
to Cogdell Spencer Inc.	$0.03	$(0.09)	$(3.90)	$(0.06)	$(0.07)

Weighted average common shares - basic and diluted	42,539	27,084	17,995	17,557	15,747

Cogdell Spencer Inc

Business Segment Reporting
(in thousands)
(unaudited)

Three months ended September 30, 2009:	Property Operations	Design-Build and Development	Intersegment Eliminations	Unallocated and Other	Total
Revenues:
Rental revenue	$20,072	$-	$(23)	$-	$20,049
Design-Build contract revenue and other sales	-	40,644	(10,346)	-	30,298
Property management and other fees	816	-	-	-	816
Development management and other income	-	723	(484)	-	239
Total revenues	20,888	41,367	(10,853)	-	51,402

Certain operating expenses:
Property operating and management	8,163	-	-	-	8,163
Design-Build contracts and development management	-	31,169	(10,003)	-	21,166
Selling, general, and administrative	-	6,098	(23)	-	6,075
Total certain operating expenses	8,163	37,267	(10,026)	-	35,404
	12,725	4,100	(827)	-	15,998

Interest and other income	134	24	-	3	161
Corporate general and administrative expenses		-	-	(1,801)	(1,801)
Interest expense	-	-	-	(5,072)	(5,072)
Debt extinguishment and interest rate derivative expense	-	-	-	(10)	(10)
Benefit from income taxes applicable to funds
from operations modified	-	-	-	6	6
Non-real estate related depreciation and amortization	-	(190)	-	(57)	(247)
Earnings from unconsolidated real estate partnerships,
before real estate related depreciation and amortization	(1)	-	-	-	(1)
Noncontrolling interests in real estate partnerships, before
real estate related depreciation and amortization	(206)	-	-	-	(206)
Funds from operations modified (FFOM)	12,652	3,934	(827)	(6,931)	8,828

Amortization of intangibles related to purchase
accounting, net of income tax benefit	(42)	(536)	-	225	(353)
Funds from operations (FFO)	12,610	3,398	(827)	(6,706)	8,475

Real estate related depreciation and amortization	(7,225)	-	-	-	(7,225)
Noncontrolling interests in real estate partnerships, before
real estate related depreciation and amortization	206	-	-	-	206
Net income (loss)	5,591	3,398	(827)	(6,706)	1,456
Net income attributable to the noncontrolling interest in:
Real estate partnerships	(17)	-	-	-	(17)
Operating partnership	-	-	-	(191)	(191)
Net income (loss) attributable to Cogdell Spencer Inc.	$5,574	$3,398	$(827)	$(6,897)	$1,248

Cogdell Spencer Inc

Reconciliation of Net Income (Loss) to Funds from Operations and Funds from Operations Modified (1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended
	Sept. 30, 2009	June 30, 2009	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008
Net income (loss)	$1,456	$(3,050)	$(102,324)	$(1,505)	$(805)
Add:
Real estate related depreciation and amortization:
Wholly-owned and consolidated properties	7,222	7,344	7,340	7,408	7,548
Unconsolidated real estate partnerships	3	3	3	3	3
Less:
Noncontrolling interests in real estate partnerships, before
real estate related depreciation and amortization	(206)	(224)	(245)	(215)	(977)
Funds from Operations (FFO) (1)	8,475	4,073	(95,226)	5,691	5,769
Amortization of intangibles related to purchase
accounting, net of tax benefit	353	842	1,540	2,390	2,390
Funds from Operations Modified (FFOM) (1)	8,828	4,915	(93,686)	8,081	8,159
Impairment charges, net of income tax benefit	-	-	101,746	-	-
Debt extinguishment and interest rate derivative
expense, net of income tax benefit	6	1,519	-	-	-
FFOM, excluding impairment charge and debt
extinguishment and interest rate derivative charge	$8,834	$6,434	$8,060	$8,081	$8,159

FFO per share and unit - basic and diluted	$0.17	$0.12	$(3.54)	$0.21	$0.23
FFOM per share and unit - basic and diluted	$0.18	$0.14	$(3.49)	$0.30	$0.33
FFOM per share and unit - basic and diluted, excluding
impairment charge and debt extinguishment and
interest rate derivative charge	$0.18	$0.19	$0.30	$0.30	$0.33

Weighted average shares and units outstanding	50,070	34,653	26,869	26,890	24,993

______________________________

(1) FFO is a supplemental non-GAAP financial measure used by the real estate industry to measure the operating performance of real estate companies.  FFOM adds back to traditionally defined FFO non-cash amortization of non-real estate related intangible assets associated with purchase accounting.  The Company presents FFO and FFOM because it considers them important supplemental measures of operational performance.  The Company believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results.  FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions.  Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income.  The Company computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs.  Further, FFO and FFOM do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties.  FFO and FFOM should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of the Company’s performance, nor are they indicative of funds available to fund its cash needs, including its ability to pay dividends or make distributions.

(2) Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties and the Company’s share of real estate depreciation and amortization from consolidated and unconsolidated real estate partnerships.

Cogdell Spencer Inc.

Coverage Ratios
(in thousands, except ratio amounts)

	Three Months Ended
	Sept. 30, 2009	June 30, 2009	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008
Interest coverage ratio:
EBITDA	$14,354	$11,804	$15,106	$15,312	$18,692
Cash paid for interest	5,319	5,182	5,503	6,006	6,328
Interest coverage ratio	2.70	2.28	2.75	2.55	2.95

Fixed charge coverage ratio:
EBITDA	$14,354	$11,804	$15,106	$15,312	$18,692
Fixed charges:
Cash paid for interest	5,319	5,182	5,503	6,006	6,328
Principal payments	943	997	996	853	906
Total fixed charges	$6,262	$6,179	$6,499	$6,859	$7,234
Fixed charge coverage ratio	2.29	1.91	2.32	2.23	2.58

Reconciliation of Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") (1)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Reconciliation of net income (loss) to EBITDA:
Net income (loss)	$1,456	$(805)	$(103,919)	$(6,352)
Interest expense	5,072	6,743	16,691	18,695
Income tax espense (benefit)	(231)	883	(22,065)	143
Depreciation and amortization	8,047	11,871	27,136	33,275
Impairment charges	-	-	120,920	-
Debt extinguishment and interest rate derivative expense	10	-	2,501	-
EBITDA	$14,354	$18,692	$41,264	$45,761

____________________

(1) The Company believes that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure because it allows investors to view the Company's performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests.  In addition, the Company believes that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs.  Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of the Company's business, its utility as a measure of the Company's performance is limited.  Accordingly, EBITDA should be considered only as a supplement to net loss (computed in accordance with GAAP) as a measure of financial performance.  Other equity REITs may calculate EBITDA differently; accordingly, the Company's EBITDA may not be comparable to such other equity REITs’ EBITDA.

Cogdell Spencer Inc.

Consolidated Debt Analysis as of September 30, 2009
(dollars in thousands)
	Stated Interest Rate (%)	Interest Rate (%)		Principal Balance	Maturity Date	Amortization (years)
Secured mortgage loans - wholly-owned properties:
Methodist Professional Center I (1)	LIBOR + 1.30	6.25	(2)	$30,000	10/31/2009	Interest only
Hanover Medical Office Building One (3)	6.00	6.00		4,724	11/1/2009	25
Healthpark Medical Office Building	5.35	5.35		8,700	1/1/2010	Interest only
Mulberry Medical Park	6.49	6.49		940	4/15/2010	20
Rocky Mount Medical Park	Prime	4.25	(4)	6,924	12/15/2010	25
Baptist Northwest Medical Park	8.25	8.25		2,145	2/1/2011	25
St. Francis CMOB, St. Francis MOB	LIBOR + 1.85	5.17	(2)	6,916	6/15/2011	39
St. Francis Medical Plaza, St. Francis Women's Center	LIBOR + 1.85	5.17	(2)	7,428	6/15/2011	39
Beaufort Medical Plaza	LIBOR + 1.85	5.65	(2)	4,794	8/18/2011	25
River Hills Medical Plaza	LIBOR + 3.75	5.53	(2)	3,795	12/22/2011	Interest only
East Jefferson Medical Plaza	LIBOR + 3.75	5.55	(2)	11,600	1/31/2012	Interest only
Barclay Downs	6.50	6.50		4,401	11/15/2012	25
Providence MOB I, II and III	6.12	6.12		8,390	1/12/2013	25
One Medical Park - HMOB	5.93	5.93		5,154	11/1/2013	20
Three Medical Park	5.55	5.55		7,726	3/25/2014	25
Medical Arts Center of Orangeburg	LIBOR + 3.25	6.00	(5)	2,391	5/5/2014	20
Lancaster Rehabilitation Hospital	6.71	6.71		9,659	6/26/2014	25
Rowan Outpatient Surgery Center	6.00	6.00		3,259	7/6/2014	25
East Jefferson Medical Office Building	6.01	6.01		9,025	8/10/2014	25
Rocky Mount Kidney Center	6.75	6.75		1,009	8/21/2014	20
HealthPartners Central Minnesota Clinic (construction loan)	LIBOR + 3.25	6.00	(6)	1,177	11/1/2014	22.5	(7)
Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Mall and Weddington Internal Pediatric Medicine	LIBOR + 1.50	3.25	(8)	8,328	12/15/2014	25
Peerless Medical Center	6.06	6.06		7,379	9/1/2016	30
Central New York Medical Center	6.22	6.22		24,500	5/15/2017	Interest only
Parkridge MOB	5.68	5.68		13,500	6/1/2017	Interest only	(9)
Summit Professional Plaza I and II	6.18	6.18		15,925	9/1/2017	Interest only
Roper MOB	7.10	7.10		9,465	6/1/2019	25
University Physicians - Grants Ferry (construction loan)	LIBOR + 2.25	2.50	(10)	2,293	4/20/2019	25	(7)
The Medical Physicians Tower (construction loan)	LIBOR + 2.50	4.50	(11)	4,152	3/1/2019	25	(7)
Total / weighted average mortgages - wholly-owned properties		5.82		225,699

Cogdell Spencer Inc.

Consolidated Debt Analysis as of September 30, 2009
(dollars in thousands)
	Stated Interest Rate (%)	Interest Rate (%)		Principal Balance	Maturity Date	Amortization (years)
Total / weighted average mortgages - wholly-owned properties		5.82		$225,699

Secured revolving credit facility:
Tranche I	LIBOR + 1.15	3.97	(2)	50,000	3/10/2011	Interest only
Tranche II	LIBOR + 1.15	4.26	(2)	30,000	3/10/2011	Interest only
Total / weighted average secured revolving credit facility		4.08		80,000

Term loan	LIBOR + 4.50	7.32	(2)	50,000	3/10/2011	Interest only

Consolidated real estate partnerships:
Alamance Regional Mebane Outpatient Center	LIBOR + 1.30	1.55		12,242	5/1/2010	25
Alamance Regional Mebane Outpatient Center	LIBOR + 4.00	4.25		1,470	5/1/2010	interest only
Rocky Mount MOB	6.03	6.03		5,290	3/1/2012	25
Lancaster General Health Campus MOB	LIBOR + 1.20	5.23	(2)	10,504	3/2/2015	25
The Woodlands Center (construction loan)	LIBOR + 1.50	1.75	(12)	11,599	9/26/2018	25	(7)
Total / weighted average consolidated real estate partnerships		3.07		41,105
Total / weighted average debt				396,804
Unamortized premium				159
Total / weighted average debt		5.37		$396,963

___________
(1) In October 2009, the Company exercised its extension option and extended this note for a two year period to October 2011. The interest rate remains LIBOR plus 1.30% and the variable to fixed swap agreement ended in October 2009 and was not renewed. Associated with the extension, a $4.5 million principal payment was made.
(2) Represents the fixed rate for floating rate loans that have been swapped to fixed.
(3) In October 2009, the Company refinanced this mortgage note payable with a $6.0 million mortgage note payable that matures in
November 2014, has a fixed interest rate of 7.35%, and a 25-year amortization.
(4) Maximum interest of 7.25%; minimum interest of 4.25%.
(5) Minimum interest of 6.0%
(6) Minimum interest of 6.0%. The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate at 6.8% beginning December 2010, when the construction phase of the loan expires and converts to an amortizing loan.
(7) Interest only during the construction period.
(8) Maximum interest of 8.25%; minimum interest of 3.25%.
(9) Interest only through June 2012. Principal and interest payments from July 2012 through June 2017.
(10) The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate at 5.95% beginning
November 2010, when the construction phase of the loan expires and converts to an amortizing loan.
(11) Minimum interest of 4.5%. The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate at 6.19% beginning October 2010, when the construction phase of the loan expires and converts to an amortizing loan.
(12) The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate at 6.21% beginning
May 2010, when the construction phase of the loan expires and converts to an amortizing loan.

Cogdell Spencer Inc.

Consolidated Debt Analysis as of September 30, 2009
(dollars in thousands)
Future maturities and principal payments
	Future Scheduled Repayments			Percent of Total Mortgages	Weighted Average Interest Rate on Maturing Debt (1)
Year	Amortization	Maturities	Total
2009	$871	$34,712	$35,583	13%	6.2%
2010	3,873	29,562	33,435	13%	3.4%
2011	3,990	24,087	28,077	11%	5.6%
2012	4,014	20,712	24,726	9%	5.9%
2013	3,956	11,577	15,533	6%	6.1%
Thereafter	11,000	118,450	129,450	49%	5.5%
Total mortgages	$27,704	$239,100	$266,804	100%	5.8%
Secured revolving credit facility (March 2011 maturity)	-	80,000	80,000
Term loan (March 2011 maturity)	-	50,000	50,000
Total	$27,704	$369,100	$396,804

Debt profile			Weighted Average
	Balance	Percent of Total	Interest Rate (1)	Maturity (Years)
Fixed rate mortgages - wholly-owned properties	$200,434	51%	6.0%	4.2
Variable rate mortgages - wholly-owned properties	25,265	6%	4.0%	5.1
Secured revolving credit facility	80,000	20%	4.1%	1.4
Term loan	50,000	13%	7.3%	1.4
Mortgages - consolidated real estate partnerships	41,105	10%	3.1%	4.4
Total	$396,804	100%	5.4%	3.4

Secured revolving credit facility - matures March 2011
Facility	$150,000
Less: Outstanding	80,000
Less: Letters of credit	8,257
Availability	$61,743

Capitalized interest -3Q 2009	$209

Covenant summary
	Required	Current Quarter		In Compliance
Secured revolving credit facility (2)
Maximum total leverage ratio	< 70%	49%		Yes
Maximum real estate leverage ratio	< 70%	55%		Yes
Minimum fixed charge coverage ratio	> 1.50x	2.21	x	Yes
Minimum required tangible net worth	>$ 141,983	$195,64	5	Yes
Maximum total debt to real estate value ratio	< 90%	63%		Yes

Term loan (2):
Maximum Erdman senior indebtedness to adjusted EBITDA	< 3.50x	2.55	x	Yes
Maximum Erdman total indebtedness to adjusted EBITDA	< 5.50x	2.55	x	Yes
Minimum adjusted EBITDA to fixed charges	> 2.00x	3.24	x	Yes
___________________

(1) Includes the fixed rate swapped interest rates. (2) For covenant definitions and a listing of non-financial debt covenants, please refer to the Company's filings with the Securities and Exchange Commission.

Cogdell Spencer Inc.

Property Listing as of September 30, 2009

	Location	Ownership	Net Rentable Square Feet	Occupancy Rate	Annualized Rent	Annualized Rent Per Leased Square Foot
California
Verdugo Professional Building I	Glendale	100.0%	63,887	95.2%	$1,938,277	$31.86
Verdugo Professional Building II	Glendale	100.0%	42,906	99.5%	1,420,139	33.26
			106,793	96.9%	3,358,416	32.44
Georgia
Augusta POB I	Augusta	100.0%	99,494	82.2%	1,145,849	14.01
Augusta POB II	Augusta	100.0%	125,634	87.6%	2,244,082	20.38
Augusta POB III	Augusta	100.0%	47,034	90.0%	891,990	21.08
Augusta POB IV	Augusta	100.0%	55,134	88.9%	966,623	19.72
Summit Professional Plaza I	Brunswick	100.0%	33,039	93.5%	831,554	26.92
Summit Professional Plaza II	Brunswick	100.0%	64,233	96.7%	1,774,742	28.56
			424,568	88.6%	7,854,840	20.88
Indiana
Methodist Professional Center I (1)	Indianapolis	100.0%	150,035	95.6%	3,477,361	24.25
Methodist Professional Center II (sub-lease)	Indianapolis	100.0%	24,080	100.0%	605,739	25.16
			174,115	96.2%	4,083,100	24.38
Kentucky
Our Lady of Bellefonte	Ashland	100.0%	46,907	95.9%	1,154,343	25.66
Adjacent parking deck					868,554
			46,907	95.9%	2,022,897	25.66	(2)
Louisiana
East Jefferson Medical Office Building	Metairie	100.0%	119,921	100.0%	2,564,795	21.39
East Jefferson Medical Plaza	Metairie	100.0%	123,184	100.0%	2,760,449	22.41
East Jefferson Medical Specialty Building	Metairie	100.0%	10,809	100.0%	968,693	89.62
			253,914	100.0%	6,293,937	24.79
New York
Central New York Medical Center (3)	Syracuse	100.0%	111,634	96.7%	3,003,222	27.82

North Carolina
Alamance Regional Mebane Outpatient Center	Mebane	35.1%	68,206	71.1%	1,777,191	36.67
Barclay Downs	Charlotte	100.0%	38,395	100.0%	868,845	22.63
Birkdale Medical Village	Huntersville	100.0%	64,669	100.0%	1,439,283	22.26
Birkdale Retail	Huntersville	100.0%	8,269	100.0%	219,787	26.58
Cabarrus POB	Concord	100.0%	84,972	98.2%	1,876,982	22.50
Copperfield Medical Mall	Concord	100.0%	26,000	100.0%	619,286	23.82
Copperfield MOB	Concord	100.0%	61,789	87.9%	1,302,208	23.99
East Rocky Mount Kidney Center	Rocky Mount	100.0%	8,043	100.0%	158,849	19.75
Gaston Professional Center	Gastonia	100.0%	114,956	100.0%	2,765,656	24.06
Adjacent parking deck					606,141
Harrisburg Family Physicians Building	Harrisburg	100.0%	8,202	100.0%	219,903	26.81
Harrisburg Medical Mall	Harrisburg	100.0%	18,360	100.0%	495,465	26.99
Lincoln/Lakemont Family Practice Center	Lincolnton	100.0%	16,500	100.0%	390,119	23.64
Mallard Crossing Medical Park	Charlotte	100.0%	52,540	62.9%	852,380	25.78
Midland Medical Mall	Midland	100.0%	14,610	100.0%	437,341	29.93
Mulberry Medical Park	Lenoir	100.0%	24,992	87.0%	458,317	21.07
Northcross Family Medical Practice Building	Charlotte	100.0%	8,018	100.0%	229,898	28.67
Randolph Medical Park	Charlotte	100.0%	84,131	71.8%	1,317,286	21.80
Rocky Mount Kidney Center	Rocky Mount	100.0%	10,105	100.0%	199,574	19.75
Rocky Mount Medical Office Building	Rocky Mount	34.5%	35,393	95.7%	923,616	27.28
Rocky Mount Medical Park	Rocky Mount	100.0%	96,993	100.0%	2,036,941	21.00

Cogdell Spencer Inc.

Property Listing as of September 30, 2009

	Location	Ownership	Net Rentable Square Feet	Occupancy Rate	Annualized Rent	Annualized Rent Per Leased Square Foot
North Carolina (continued)
Rowan Outpatient Surgery Center	Salisbury	100.0%	19,464	100.0%	435,162	22.36
Weddington Internal & Pediatric Medicine	Concord	100.0%	7,750	100.0%	199,904	25.79
			872,357	91.2%	19,830,134	24.16	(2)
Pennsylvania
Lancaster Rehabilitation Hospital	Lancaster	100.0%	52,878	100.0%	1,258,155	23.79
Lancaster General Health Campus MOB	Lancaster	80.9%	64,214	100.0%	1,980,217	30.84
			117,092	100.0%	3,238,372	27.66
South Carolina
200 Andrews	Greenville	100.0%	25,902	100.0%	621,138	23.98
Baptist Northwest	Columbia	100.0%	38,703	41.3%	354,267	22.15
Beaufort Medical Plaza	Beaufort	100.0%	59,340	100.0%	1,288,908	21.72
Carolina Forest	Myrtle Beach	100.0%	38,902	43.5%	525,068	31.05
Mary Black Westside MOB	Spartanburg	100.0%	37,455	100.0%	817,044	21.81
Medical Arts Center of Orangeburg	Orangeburg	100.0%	49,324	80.1%	774,004	19.58
Mt. Pleasant MOB	Mt. Pleasant	100.0%	38,735	77.4%	787,813	26.29
One Medical Park - HMOB	Columbia	100.0%	69,840	80.8%	1,369,857	24.27
Parkridge MOB	Columbia	100.0%	89,451	94.6%	2,054,587	24.28
Providence MOB I	Columbia	100.0%	48,500	91.7%	967,671	21.75
Providence MOB II	Columbia	100.0%	23,280	100.0%	481,602	20.69
Providence MOB III	Columbia	100.0%	54,417	51.4%	615,453	22.01
River Hills Medical Plaza	Little River	100.0%	27,566	79.5%	707,532	32.29
Roper MOB	Charleston	100.0%	122,784	100.0%	2,559,243	20.84
St. Francis Community Medical Office Building	Greenville	100.0%	45,140	100.0%	1,185,828	26.27
St. Francis Medical Office Building	Greenville	100.0%	49,767	100.0%	1,111,631	22.34
St. Francis Medical Plaza	Greenville	100.0%	62,724	52.5%	655,407	19.91
St. Francis Women's Center	Greenville	100.0%	57,590	73.4%	905,183	21.43
Three Medical Park	Columbia	100.0%	88,755	93.8%	2,027,278	24.34
West Medical I	Charleston	100.0%	28,734	100.0%	819,105	28.51
			1,056,909	84.1%	20,628,619	23.21
Tennessee
Healthpark Medical Office Building	Chattanooga	100.0%	52,151	100.0%	1,916,887	36.76
Peerless Medical Center	Cleveland	100.0%	40,506	100.0%	1,231,652	30.41
			92,657	100.0%	3,148,539	33.98
Virginia
Hanover Medical Office Building I	Mechanicsville	100.0%	56,610	92.7%	1,491,796	28.42
St. Mary's Medical Office Building North	Richmond	100.0%	30,617	90.1%	700,573	25.40
			87,227	91.8%	2,192,369	27.38

Total			3,344,173	90.6%	$75,654,445	$24.50	(2)
__________________
(1) Parking revenue from an adjacent parking deck is approximately $93,500 per month, or $1,122,000 annualized.
(2) Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.
(3) Parking revenue from an adjacent parking deck is approximately $97,500 per month, or $1,170,000 annualized.

Cogdell Spencer Inc.

Property Occupancy Rates

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
California
Verdugo Professional Building I	95.2%	94.5%	94.5%	92.6%	94.5%
Verdugo Professional Building II	99.5%	97.3%	88.6%	88.6%	88.6%

Georgia
Augusta POB I	82.2%	85.3%	84.7%	92.7%	77.4%
Augusta POB II	87.6%	87.6%	87.6%	95.1%	93.2%
Augusta POB III	90.0%	100.0%	100.0%	100.0%	100.0%
Augusta POB IV	88.9%	88.9%	88.9%	88.9%	97.1%
Summit Professional Plaza I	93.5%	93.5%	93.5%	93.5%	93.5%
Summit Professional Plaza II	96.7%	96.7%	96.7%	96.7%	96.7%

Indiana
Methodist Professional Center I	95.6%	95.6%	98.2%	99.0%	100.0%
Methodist Professional Center II (sub-lease)	100.0%	100.0%	100.0%	100.0%	100.0%

Kentucky
Our Lady of Bellefonte	95.9%	95.9%	95.9%	95.9%	100.0%

Louisiana
East Jefferson Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%
East Jefferson Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
East Jefferson Medical Specialty Building	100.0%	100.0%	100.0%	100.0%	100.0%

New York
Central New York Medical Center	96.7%	96.7%	96.7%	96.7%	96.7%

North Carolina
Alamance Regional Mebane Outpatient Center	71.1%	66.9%	n/a	n/a	n/a
Barclay Downs	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Medical Village	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Retail	100.0%	100.0%	100.0%	100.0%	100.0%
Cabarrus POB	98.2%	98.2%	98.2%	95.0%	92.7%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
Copperfield MOB	87.9%	87.9%	87.9%	87.9%	87.9%
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
Gaston Professional Center	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Family Physicians Building	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice Center	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	62.9%	62.9%	62.9%	62.9%	62.9%
Midland Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
Mulberry Medical Park	87.0%	87.0%	87.0%	85.4%	85.4%
Northcross Family Medical Practice Building	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	71.8%	64.8%	67.6%	67.6%	62.1%
Rocky Mount Kidney Center	100.0%	100.0%	100.0%	95.7%	95.7%
Rocky Mount Medical Office Building	95.7%	95.7%	95.7%	100.0%	100.0%
Rocky Mount Medical Park	100.0%	100.0%	100.0%	100.0%	100.0%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%

Cogdell Spencer Inc.

Property Occupancy Rates

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Pennsylvania
Lancaster Rehabilitation Hospital	100.0%	100.0%	100.0%	100.0%	100.0%
Lancaster Health Campus MOB	100.0%	93.0%	94.2%	93.1%	93.1%

South Carolina
190 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%
Baptist Northwest	41.3%	41.3%	41.3%	41.3%	41.3%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
Carolina Forest	43.5%	43.5%	43.5%	43.5%	43.5%
Mary Black Westside MOB	100.0%	100.0%	100.0%	100.0%	100.0%
Medical Arts Center of Orangeburg	80.1%	82.2%	82.2%	92.9%	92.9%
Mt. Pleasant MOB	77.4%	77.4%	77.4%	77.4%	77.4%
One Medical Park - HMOB	80.8%	80.3%	80.3%	80.3%	80.3%
Parkridge MOB	94.6%	94.6%	95.5%	95.5%	95.5%
Providence MOB I	91.7%	94.7%	94.7%	94.7%	100.0%
Providence MOB II	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB III	51.4%	51.4%	73.4%	73.4%	73.4%
River Hills Medical Plaza	79.5%	100.0%	100.0%	100.0%	100.0%
Roper MOB	100.0%	99.0%	99.0%	100.0%	97.3%
St. Francis Community MOB	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Plaza	52.5%	52.5%	52.5%	63.5%	61.7%
St. Francis Women's Center	73.4%	73.4%	73.4%	73.4%	73.4%
Three Medical Park	93.8%	93.8%	93.8%	93.8%	93.8%
West Medical I	100.0%	100.0%	100.0%	100.0%	100.0%

Tennessee
Healthpark Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%
Peerless Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%

Virginia
Hanover Medical Office Building I	92.7%	84.2%	89.3%	96.6%	96.6%
St. Mary's Medical Office Building North	90.1%	90.1%	90.1%	90.1%	90.1%

Cogdell Spencer Inc.

Lease Expirations for Leases In Place at September 30, 2009

	Number of Leases Expiring	Net Rentable Square Feet	Percentage of Net Rentable Square Feet	Annualized Rent	Percentage of Property Annualized Rent	Annualized Rent Per Leased Square Foot
Available	-	315,933	9.4%	$-	-	$-
2009	62	131,872	3.9%	3,135,500	4.1%	23.78
2010	123	491,676	14.7%	11,173,216	14.8%	22.72
2011	88	306,061	9.2%	7,134,862	9.4%	23.31
2012	138	637,742	19.1%	17,048,945	22.5%	24.42	(1)
2013	72	326,520	9.8%	7,189,401	9.5%	22.02
2014	68	325,215	9.7%	8,068,238	10.7%	24.81
2015	28	104,282	3.1%	2,601,221	3.4%	24.94
2016	19	82,362	2.5%	1,744,540	2.3%	21.18
2017	31	213,963	6.4%	6,073,042	8.0%	28.38
2018	16	90,383	2.7%	2,368,234	3.1%	26.20
Thereafter	24	318,164	9.5%	9,117,246	12.1%	28.66
Total	669	3,344,173	100.0%	$75,654,445	100.0%	$24.50	(1)
__________________
(1) Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.

Ten Largest Tenants by Annualized Rent at September 30, 2009

	Tenant	Annualized Rent	Percent of Portfolio
1	Carolinas HealthCare System	$5,865,669	7.8%
2	Palmetto Health Alliance	3,354,843	4.4%
3	Bon Secours St. Francis Hospital	2,720,265	3.6%
4	Lancaster General Hospital	2,560,829	3.4%
5	Gaston Memorial Hospital	2,026,734	2.7%
6	Jefferson Parish Hospital District #2	1,853,794	2.5%
7	University Hospital - Augusta, GA	1,770,960	2.3%
8	Our Lady of Bellefonte	1,675,695	2.2%
9	Southeast Georgia Health System	1,642,077	2.2%
10	Boice Willis Clinic	1,566,681	2.1%
		$25,037,547	33.1%

Cogdell Spencer Inc.

Acquisitions and Completed Developments for the period January 1, 2008 through September 30, 2009
(dollars in thousands)

Property	Location	Type	Date Acquired / In-service	Net Rentable Square Feet	Purchase Price / Construction Cost

St. Mary's Medical Office Building North	Richmond, VA	Acquisition	2/22/2008	30,617	$4,449
East Jefferson Medical Plaza	Metairie, LA	Acquisition	2/28/2008	123,184	19,765
Carolina Forest Medical Plaza	Horry County, SC	Development	2Q 2008	38,902	7,540
Alamance Regional Mebane Outpatient Center (1)	Mebane, NC	Development	3Q 2009	68,206	17,449

Total 2008 and 2009				260,909	$49,202

(1) Owned by Mebane Medical Investors, LLC, which is a consolidated real estate partnership. The Company had a 35.1% ownership interest at September 30, 2009.
Alamance Regional Mebane Outpatient Center consists of a MOB and a cancer center, which became operational during 2Q 2009 and 3Q 2009, respectively.

Construction in Progress as of September 30, 2009
(dollars in thousands)

Property	Location	Estimated Completion Date	Net Rentable Square Feet	Investment to Date	Estimated Total Investment	Percentage Leased

The Woodlands Center (1)	Pensacola, FL	4Q 2009	76,000	$19,385	$25,900	100%
The Medical Physicians Tower	Jackson, TN	1Q 2010	107,000	15,335	21,100	75%
HealthPartners Central Minnesota Clinic	St. Cloud, MN	2Q 2010	60,000	7,943	20,200	94%
University Physicians - Grants Ferry	Brandon, MS	2Q 2010	50,600	6,510	13,900	100%
Land and pre-construction developments			-	3,087	-
			293,600	$52,260	$81,100

(1) Owned by Genesis Property Holding, LLC, which is a consolidated real estate partnership. The Company had a 40.0% ownership interest at September 30, 2009.

Investment in Real Estate Properties
(in thousands)

	Three Months Ended	Nine Months Ended
	September 30, 2009	September 30, 2009
Investment in real estate properties:
Development, redevelopment, and acquisitions	$18,577	$37,671
Second generation tenant improvements	1,479	2,832
Recurring property capital expenditures	15	168
Total	$20,071	$40,671